DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


EQUITY INCOME FUND            The objective of this Defined Fund is current
CONCEPT SERIES                income and capital appreciation by investing in a
TELE-GLOBAL TRUST             diversified portfolio of publicly traded common
(A UNIT INVESTMENT            stocks issued by domestic and international
TRUST)                        companies engaged in a wide range of
------------------------------telecommunications activities.
/ / PROFESSIONAL SELECTION    On the initial date of deposit, these companies
/ / QUARTERLY INCOME          were considered to have potential for capital
/ / REINVESTMENT OPTION       appreciation over the intermediate term due to
                              expected continuing demand for business and basic telecommunications services, ongoing technological innovations and the expected continued growth worldwide in the use of telephone lines, facsimile machines, celluar phones, personal computers and modems.
                              The value of units will fluctuate with the value of the common stocks in the Portfolio and no assurance can be given that the Units will appreciate in value.
                              Minimum purchase in individual transactions:
                              $1,000. Minimum purchase for Individual
                              Retirement/Keogh Accounts: $250.



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               -------------------------------------------------
SPONSORS:                      PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
Merrill Lynch,                 UNLESS ACCOMPANIED BY MUNICIPAL INVESTMENT TRUST
Pierce, Fenner & Smith         FUND PROSPECTUS PART B.
Incorporated                   INVESTORS SHOULD READ BOTH PARTS OF THIS
Smith Barney Inc.              PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
Prudential Securities          REFERENCE.
Incorporated                   INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Dean Witter Reynolds Inc.      1-800-323-1508.
PaineWebber Incorporated       PROSPECTUS PART A DATED DECEMBER 29, 1995.

--------------------------------------------------------------------------------

Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $100 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------

The information in this prospectus is as of September 30, 1995, the evaluation date.

The Portfolio contains 31 common stocks issued by telecommunications companies. Each issuer was identified by at least one of the Sponsors as a company well placed to benefit from the anticipated increased demand for telecommunications services. The common stocks included in the Portfolio were selected because the issuers of these stocks are engaged in an industry which expects continuing demand for expanded basic and business telecommunications services and from the development of and demand for new technologies. Furthermore, many of the telephone companies contained in the Fund experienced dividend growth in the nine years previous to the initial date of deposit, which was October 13, 1993. In the opinion of Defined Asset Funds research analysts on the initial date of deposit, these stocks had potential for capital appreciation over the intermediate term. The Fund will terminate in about two years. Investing in the Portfolio, rather than in only one or two of the underlying stocks, is a way to diversify your investment, even though 100% of the Portfolio is invested in a single industry.

The Portfolio contains stocks of issuers in the following types of telecommunications companies:


                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ / Regional Bell Holding
  Companies                                            26%
/ / independent companies                              13%
/ / non-U.S. telephone companies                       30%
/ / long distance companies                            10%
/ / telecommunications &
  equipment companies                                  18%
/ / providers of cellular services                     3%


The issuers include 8 non-U.S. issuers headquartered in the following countries:


                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ / Great Britain                                      13%
/ / Chile                                              1%
/ / Hong Kong                                          12%
/ / New Zealand                                        3%
/ / Spain                                              4%
/ / Sweden                                             3%


In addition, 8 of the securities are American Depositary Receipts (ADRs) issued by non-U.S. issuers. (See Risk Factors--Foreign Issuers in Part B.)
----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------

PUBLIC OFFERING PRICE PER 1,000 UNITS                                  $1,119.69

The Public Offering Price as of September 30, 1995, the evaluation date, is based on the aggregate value of the underlying securities ($201,879,347) and any cash held to purchase securities, divided by the number of units outstanding (183,979,047) times 1,000, plus the initial sales charge of 2.00%. The Public Offering Price on any subsequent date will vary. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day.

SALES CHARGE

The total sales charge for this investment combines an initial up-front sales charge and a deferred sales charge that will be deducted from the net asset value of the Portfolio quarterly on the 10th of November, February, May and August.

--------------------------------------------------------------------------------

QUARTERLY INCOME DISTRIBUTIONS

The Fund pays income quarterly. Distributions of dividends are payable on the 25th of September, December, March and June to holders of record on the 10th day of the month. In order to meet certain tax requirements, a special distribution of income including capital gains, may be paid to holders of record as of a date in December. Any capital gain net income will generally be distributed after the end of the year.
It is expected that the proceeds of the sale or redemption of securities will not be distributed but will be reinvested in additional securities. To the extent these proceeds are available for distribution, they will be distributed on the next distribution day.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into additional units of the Portfolios subject only to the deferred sales charge remaining at the time of reinvestment. Reinvesting helps to compound your income for a greater total return.

TAXES

Distributions which are taxable as ordinary income to Holders will constitute dividends for Federal income tax purposes and may, subject to certain limitations, be eligible for the dividends-received deduction for certain corporations only to the extent of dividends received from domestic corporations. In addition, dividends received by the Fund on Securities of foreign issuers will generally be subject to foreign withholding taxes. Holders should be aware that they are not eligible for the foreign tax credit in respect of these foreign withholding taxes. (See Taxes in Part B.)

TAX BASIS REPORTING

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will be based on the amount paid to you (not including the deferred sales charge). Accordingly, you should not increase your basis in your units by the deferred sales charge.

LIQUIDATION PERIOD

Beginning on November 14, 1997, until no later than December 12, 1997, the Trustee may begin to sell Securities from the Fund in connection with its termination.

MANDATORY TERMINATION DATE

The Portfolio will terminate by December 12, 1997. the Trustee may begin to sell Securities from the Fund in connection with its termination. The final distribution will be made within a reasonable time afterward. The Portfolio may be terminated earlier if its value is less than 40% of the value of the Securities when deposited. On the evaluation date, the value of the Portfolio was 84% of the value of the Securities when deposited.

----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------

The Portfolio is considered to be 'concentrated' in stocks of telecommunications companies and is therefore dependent on revenues from those particular activities. (See Risk Factors--Telecommunications in Part B).

Unit price fluctuates with the value of the Portfolio, and the value of the Portfolio will be affected by changes in the financial condition of the issuers, changes in the telecommunications industry, general economic conditions, movements in stock prices generally, the impact of the Sponsors' purchase and sale of the securities and other factors. Distributions of income on the underlying securities will generally depend upon the declaration of dividends by the issuers, and there can be no assurance that the issuers of securities will pay dividends or that the current level of dividends can be maintained. There is no guarantee that the objective of the Portfolio will be achieved. Some of the issuers of the Securities may be thinly capitalized or have a limited operating industry and as a result may be more susceptible to stock market fluctuations than companies with greater capitalization or more established companies. In addition, currency fluctuations may affect the value of dividends received by the fund by issuers that declare dividends in foreign currencies. (See Risk Factors in Part B.)

Unlike a mutual fund, the Portfolio is not actively managed and the Sponsors receive no management fee. Therefore, the adverse financial condition of an issuer or any market movement in the price of a security will not necessarily require the sale of securities from the Portfolio or mean that the Sponsors will not continue to purchase the Security in order to create additional Units. Although the Portfolio is regularly reviewed and evaluated and Sponsors may instruct the Trustee to sell securities under certain limited circumstances, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation.

--------------------------------------------------------------------------------

----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

SALES CHARGES

First-time investors pay a 2.00% sales charge when they buy. For example, on a $1,000 investment, $980.00 is invested in the Portfolio. In addition, a deferred sales charge of $1.625 per 1,000 units will be deducted from the Portfolio's net asset value each quarter. This deferred method of payment keeps more of your money invested over a longer period of time.

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                           As a %
                                        of Public     Amount per
                                     Offering Price   1,000 Units
                                     ---------------  -----------
Maximum Initial Sales Charge                 2.00%     $   20.00
Maximum Remaining Deferred Sales
  Charge                                     1.46%         14.63
                                     ---------------  -----------
                                             3.46%         34.63
                                     ---------------  -----------
                                     ---------------  -----------
Maximum Sales Charge Imposed on
  Reinvested Dividends                       1.46%     $   14.63


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                      Amount per
                                                      1,000 Units
                                                      -----------
Trustee's Fee                                          $    0.84
Maximum Portfolio Supervision, Bookkeeping and
  Administrative Fees                                  $    0.26
Other Operating Expenses                               $    0.36
                                                      -----------
TOTAL                                                  $    1.46


SELLING YOUR INVESTMENT

You may sell or redeem your units at any time prior to the termination of the Portfolio. Your price will be based on the then current net asset value. The redemption and secondary market repurchase price as of the evaluation date was $1,097.30 per 1,000 units ($22.39 per 1,000 units less than the Public Offering Price). This price reflects deductions of the deferred sales charge which declines over the life of the Portfolio. If you sell your units before termination of the Portfolio, no further deferred sales charges will be deducted.

REDEMPTION IN KIND

You may request redemption in kind from the Trustee if you are entitled to receive at least 100 shares of each Security in the Portfolio as part of your distribution (see How to Sell Units--Redemption in Kind in Part B).

EQUITY INCOME FUND, CONCEPT SERIES
TELE-GLOBAL TRUST, DEFINED ASSET FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS



The Sponsors, Trustee and Holders
  of Equity Income Fund, Concept Series
  Tele-Global Trust, Defined Asset Funds:

We have audited the accompanying statement of condition of Equity Income Fund, Concept Series Tele-Global Trust, Defined Asset Funds, including the portfolio, as of September 30, 1995 and the related statements of operations and of changes in net assets for the period October 14, 1993 to September 30, 1994 and the year ended September 30, 1995. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at September 30, 1995, as shown in such portfolio, were confirmed to us by Chase Manhattan Bank (National Association), the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Income Fund, Concept Series Tele-Global Trust, Defined Asset Funds at September 30, 1995 and the results of its operations and changes in its net assets for the above-stated periods in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

New York, N.Y.
November 30, 1995
                                      D-1

EQUITY INCOME FUND, CONCEPT SERIES
TELE-GLOBAL TRUST - DEFINED ASSET FUNDS

STATEMENT OF CONDITION
AS OF SEPTEMBER 30, 1995

TRUST PROPERTY:











  Investment in marketable securities - at value
    (cost $171,870,788) (Note 1)                                  $201,879,347
  Proceeds receivable from securities sold                             555,971
  Dividends receivable                                                 387,094
  Cash                                                                 537,544

            Total trust property                                   203,359,956


LESS LIABILITIES:
  Accrued expenses                                  $     53,138
  Redemptions payable                                    543,567       596,705

NET ASSETS, REPRESENTED BY:
  183,979,047 units of fractional undivided interest
    outstanding (Note 3)                             201,899,081
  Undistributed net investment income                    864,170  $202,763,251

UNIT VALUE ($202,763,251 / 183,979,047 units)                         $1.10210


                              See Notes to Financial Statements.

EQUITY INCOME FUND, CONCEPT SERIES
TELE-GLOBAL TRUST - DEFINED ASSET FUNDS

STATEMENT OF OPERATIONS

                                                          Year     October 14,
                                                         Ended       1993 to
                                                     September 30, September 30,
                                                          1995         1994

INVESTMENT INCOME:
  Dividend income                                     $ 7,378,211  $ 7,460,122
  Foreign tax expense (Note 1)                           (381,018)    (341,937)
  Trustee's fees and expenses                            (189,450)    (210,645)
  Sponsors' fees                                          (84,535)     (24,996)

  Net investment income                                 6,723,208    6,882,544

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized loss on securities sold                     (4,244,338)    (492,515)
  Unrealized appreciation (depreciation) of
    investments                                        41,014,438  (11,005,865)

  Realized and unrealized gain (loss) on
    investments                                        36,770,100  (11,498,380)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING











  FROM OPERATIONS                                     $43,493,308  $(4,615,836)


                              See Notes to Financial Statements.
                                             D-3

EQUITY INCOME FUND, CONCEPT SERIES
TELE-GLOBAL TRUST - DEFINED ASSET FUNDS

STATEMENT OF CHANGES IN NET ASSETS


                                                          Year     October 14,
                                                         Ended       1993 to
                                                     September 30, September 30,
                                                          1995         1994
OPERATIONS:
  Net investment income                             $  6,723,208  $  6,882,544
  Realized loss on securities sold                    (4,244,338)     (492,515)
  Unrealized appreciation (depreciation) of
    investments                                       41,014,438   (11,005,865)

  Net increase (decrease) in net assets
    resulting from operations                         43,493,308    (4,615,836)

INCOME DISTRIBUTIONS TO HOLDERS (Note 2)              (7,271,692)   (5,457,925)

CAPITAL SHARE TRANSACTIONS:
  Deferred sales charges                              (1,419,452)
  Issuance of 975,614 and 246,430,430 additional
    units, respectively                                  880,282   238,586,617

  Redemptions of 58,937,257 and 4,974,855 units,
    respectively                                     (57,323,817)   (4,580,009)

  Net capital share transactions                     (57,862,987)  234,006,608

NET (DECREASE) INCREASE IN NET ASSETS                (21,641,371)  223,932,847

NET ASSETS AT BEGINNING OF PERIOD                    224,404,622       471,775

NET ASSETS AT END OF PERIOD                         $202,763,251  $224,404,622

PER UNIT:
  Income distributions during period                     $.03363       $.02375

  Net asset value at end of period                      $1.10210       $.92752

TRUST UNITS OUTSTANDING AT END OF PERIOD             183,979,047   241,940,690


                              See Notes to Financial Statements.
                                             D-4

EQUITY INCOME FUND, CONCEPT SERIES
TELE-GLOBAL TRUST - DEFINED ASSET FUNDS

NOTES TO FINANCIAL STATEMENTS


1.  SIGNIFICANT ACCOUNTING POLICIES

    The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(a) Securities are stated at value; for securities listed on a national securities exchange, value is based on the closing sale price on such exchange and, for securities not so listed, value is based on the current bid price on the over-the-counter market (see "How to Sell Units - Trustee's Redemption of Units" in this Prospectus, Part B). Realized gains or losses on sales of securities are determined using the first-in, first-out cost method.

(b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

    Dividends received by the Fund from foreign issuers are, in most cases, subject to foreign withholding taxes. The Fund has made and expects to continue to make an election that will enable Holders to credit foreign withholding taxes against their Federal income tax liability on distributions by the Fund.

(c) Dividend income is recorded on the ex-dividend date.

2.  DISTRIBUTIONS

    A distribution of net investment income is made to Holders on the 25th day of March, June, September and December each year. Receipts other than dividends, after deductions for redemptions and applicable expenses, are distributed as explained in "Income Distributions and Reinvestment - Distributions" in this Prospectus, Part B.

3.  NET CAPITAL

Cost of 183,979,047 units at Dates of Deposit             $183,012,924
Less sales charge                                            5,195,816
Net amount applicable to Holders                           177,817,108
Net cost of 63,912,112 units less redemption amounts paid      229,719
Deferred sales charges                                      (1,419,452)
Realized loss on securities sold                            (4,736,853)
Net unrealized appreciation of investments                  30,008,559

Net capital applicable to Holders                         $201,899,081












4.  INCOME TAXES

    As of September 30, 1995, net unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $30,008,559 of which $35,692,817 related to appreciated securities and $5,684,258 related to depreciated securities. The cost of investment securities for Federal income tax purposes was $171,870,788 at September 30, 1995.
                                      D-5

EQUITY INCOME FUND, CONCEPT SERIES
TELE-GLOBAL TRUST - DEFINED ASSET FUNDS

PORTFOLIO
AS OF SEPTEMBER 30, 1995


                                       Number of
                                       Shares of
                                    Common Stock or              Current Annual
                                       American                   or Indicated     Cost of
        Portfolio No. and             Depository     Percentage   Dividend Per   Securities
       Title of Securities             Receipts      of Fund(3)     Share(2)     to Fund (1)   Value(1)

 1  ADC Telecommunications, Inc. (5)    86,300         1.945%         $0.00    $ 1,619,800   $ 3,926,650
 2  AirTouch Communications (4)        215,900         3.275           0.00      4,796,551     6,611,937
 3  Alltel Corp.                        88,000         1.302           1.04      2,446,700     2,629,000
 4  Ameritech Corp.                    256,700         6.628           2.00     10,364,618    13,380,487
 5  Andrew Corp. (6)                    97,425         2.950           0.00      1,727,512     5,955,103
 6  AT&T                               127,700         4.159           1.32      7,151,922     8,396,275
 7  Bell Atlantic Corp.                197,800         6.013           2.80     11,956,964    12,139,975
 8  Bellsouth Corp.                    174,400         6.317           2.88     10,258,170    12,753,000
 9  British Telecommunications
    PLC-ADR                            201,700         6.257           6.99     14,046,473    12,631,463
10  Cable & Wireless PLC-ADR           326,400         3.173           1.23      7,268,960     6,405,600
11  Cableton Systems, Inc.             108,750         3.549           0.00      4,474,029     7,163,906
12  Century Telephone Enterprise        88,000         1.324           0.33      2,330,550     2,673,000
13  Cisco Systems, Inc.                 86,000         2.939           0.00      2,480,050     5,934,000
14  Compania Telecomunicacion Chile
    ADR (9)                             33,900         1.161           1.47      3,122,243     2,343,338
15  Frontier Corp. (8)                 238,000         3.139           0.00      5,474,534     6,336,750
16  GTE Corp.                          226,500         4.404           1.88      8,298,900     8,890,125
17  Hong Kong Telecommunications
    LTD - ADR                          576,900         5.215           1.67     11,749,888    10,528,425
18  L.M. Ericsson Telephone
    Co. - ADR (7)                      173,000         2.100           0.00      2,082,568     4,238,500
19  Lincoln Telecommunications
    Co.                                167,600         1.557           0.56      3,230,450     3,142,500
20  Motorola, Inc.                      85,400         3.231           0.40      4,206,117     6,522,425
21  NYNEX Corp.                         87,200         2.063           2.36      3,645,885     4,163,800











22  Pacific Telesis Group              168,400         2.565           2.18      5,661,449     5,178,300
23  Scientific-Atlanta, Inc. (4)        86,800         0.726           0.06      1,449,262     1,464,750
24  Southern New England
    Telecommunications Corp.           129,600         2.271           1.76      4,647,889     4,584,600
25  Southwestern Bell Corp.            175,300         4.776           1.65      7,340,090     9,641,500
26  Sprint Corp.                       130,500         2.262           1.00      4,533,638     4,567,500
27  Telecom Corp. of New Zealand
    LTD-ADR                            162,500         4.970           7.13      7,686,625    10,034,375
28  Telefonica de Espana - ADR         208,700         4.277           2.94      8,082,084     8,634,963

                                                                         D-6


EQUITY INCOME FUND, CONCEPT SERIES
TELE-GLOBAL TRUST - DEFINED ASSET FUNDS

PORTFOLIO
AS OF SEPTEMBER 30, 1995


                                       Number of
                                       Shares of
                                    Common Stock or              Current Annual
                                       American                   or Indicated     Cost of
        Portfolio No. and             Depository     Percentage   Dividend Per   Securities
       Title of Securities             Receipts      of Fund(3)     Share(2)     to Fund (1)   Value(1)

29  Telephone & Data Systems, Inc.      86,600         1.802%         $0.38    $ 4,408,329  $  3,637,200
30  US West, Inc.                       39,000         1.008           2.14      1,654,692     2,035,800
31  Vodaphone Group PLC - ADR          130,100         2.642           1.11      3,673,846     5,334,100




TOTAL                                        100.000%                 $171,870,788  $201,879,347


(1)  See Notes to Financial Statements.



(2)  Based on latest quarterly, semiannual, or annual declaration.

(3)  Based on value.

(4)  Includes 2 for 1 stock split distributed in 1994.

(5)  Includes 2 for 1 stock split distributed in 1995.

(6)  Includes 3 for 2 stock split distributed in 1995.

(7)  Includes 4 for 1 stock split distributed in 1995.












(8)  Formerly Rochester Telephone Corp.

(9)  Formerly Compania de Telefonos de Chile S.A. - ADR

BUSINESS REPLY MAIL                                            NO POSTAGE
FIRST CLASS PERMIT NO. 644 NEW YORK, N.Y.                       NECESSARY
                                                                IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                IN THE
          DEFINED ASSET FUNDS--EQUITY INCOME FUND             UNITED STATES
          CONCEPT SERIES
          TELE-GLOBAL TRUST
          THE CHASE MANHATTAN BANK, N.A.
          RETAIL PROCESSING DEPARTMENT
          770 BROADWAY--7th FLOOR
          NEW YORK, N.Y. 10003-9598


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                               EQUITY INCOME FUND
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF PART A OF THE PROSPECTUS.

                                     INDEX


                                                                            PAGE
                                                                       ---------
FUND DESCRIPTION.....................................................          1
RISK FACTORS.........................................................          2
HOW TO BUY UNITS.....................................................          6
HOW TO SELL UNITS....................................................          7
INCOME, DISTRIBUTIONS AND REINVESTMENT...............................          8
FUND EXPENSES........................................................          8
TAXES................................................................          9
RECORDS AND REPORTS..................................................         11
TRUST INDENTURE......................................................         11
MISCELLANEOUS........................................................         12
EXCHANGE OPTION......................................................         14
SUPPLEMENTAL INFORMATION.............................................         14


FUND DESCRIPTION

PORTFOLIO SELECTION

     Professional buyers and research analysts for Defined Asset Funds, with access to extensive research, selected the Securities for the Portfolio after considering the Fund's investment objective as well as the quality of the stocks, the dividend payment record of the issuers and the prices of the stocks. The yield and price of stocks of the type deposited in the Fund are dependent on a variety of factors, including money market conditions, general conditions of the corporate bond and equity markets, size of a particular offering and capital structure of the issuer. While it may not be likely that dividends on any stocks would be omitted, of course no assurances can be given since earnings available for dividends, regardless of the size of the company, are subject to numerous events which are often beyond the issuer's control.

     Because each Defined Asset Fund is a preselected portfolio, you know the securities before you invest. Of course, the Portfolio will change somewhat over time, as Securities are purchased upon creation of additional Units, as securities are sold to meet Unit redemptions or in other limited circumstances.

PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsors may instruct the Trustee to tender or sell the Security in the open market when in its opinion it is in the best interests of investors to do so. Although the Portfolio is not actively managed, it is regularly reviewed and evaluated and Securities can be sold in case of certain adverse developments concerning a Security including the adverse financial condition of the issuer, the institution of legal proceedings against the issuer, a decline in the price or the occurrence of other market or credit factors that might otherwise make retention of the Security detrimental to the interest of investors or if the disposition of these Securities is necessary in order to enable the Fund to make distributions of the Fund's capital gain net income or desirable in order to maintain the qualification of the Fund as a regulated investment company under the Internal Revenue Code. Securities can also be sold to meet redemption of Units. In Funds organized as regulated investment companies, the Sponsors are also authorized to direct the reinvestment of the proceeds of the sale of Securities, as well as moneys held to cover the purchase of Securities pursuant to contracts which have failed, in additional Securities.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens. In addition, holders of common stocks have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsors cannot predict the direction or scope of any of these factors.

     A Portfolio may be concentrated in one or more of the following categories. Concentration may involve additional risk because of the decreased diversification of economic, financial and market risks. Set forth below is a brief description of certain risks associated with certain of the Securities. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

CONSUMER PRODUCTS COMPANIES

     Risk factors include cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, products liability litigation and other litigation resulting from accidents, extensive competition (including that of low-cost foreign companies), unfunded pension fund liabilities, employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. In general, expenditures on consumer products will be affected by the economic health of consumers. A continuing weak economy with its consequent effect on consumer spending would have an adverse effect on the industry.

HEALTH CARE

     Companies in the health care industry face several risks. Most health care companies are extensively regulated. All are subject to extreme cost-containment pressures. As a result they cannot readily raise the prices of their products and services, and may experience price declines. Most are subject to intense competition and are required to spend large amounts of capital to keep pace with technological innovation. Many of the companies also face product obsolescence, the threat of product liability suits and expensive liability insurance. In addition, issuers in the health care industry will be affected by health reform legislation. Proposed federal legislation would significantly reduce Medicare and Medicaid payments to providers and impose stringent cost controls that would affect insurance premiums and fees paid to providers; it is impossible to predict what reforms may be adopted or when reforms might be implemented at the federal or state level.

MANUFACTURING COMPANIES

     Growth in the manufacturing industry is closely linked to expansion in the domestic and global economies. Since the U.S. government and many state, local and foreign governments now have a budget deficit, financial expenditures by these entities on capital improvements may be extremely limited. The lack of funds allocated by public entities to capital improvement projects may adversely affect manufacturers engaged in the production of industrial materials used for capital improvements or for the upgrade of the infrastructure. Cutbacks in defense spending have adversely impacted many of the companies engaged in the aerospace and arms/defense sectors of the manufacturing industry. Environmental and safety issues increasingly affect the manufacturing industry.

Issuers may experience decreases in profitability as legislative mandates impose costs associated with compliance with environmental regulations and manufacturing more environmentally sound and safer equipment. Furthermore, the cost of product liability insurance and the inability of some manufacturing companies to obtain this insurance may have an adverse impact on the industry. The long-term outlook is largely dependent upon the growth and competitiveness of the U.S. manufacturing base. Increased consolidation and merger activity increases competitiveness in general but individual companies may experience severe financial problems due to this increased competitiveness. Strong competition from foreign nations, particularly those with lower labor costs, will severely impact the profitability of the U.S. manufacturing business.

REAL ESTATE COMPANIES

     Investment in securities issued by real estate companies should be made with an understanding of the many factors which may have an adverse impact on the credit quality of the particular company or industry. These include economic recession, competitive overbuilding, unusually adverse weather conditions, changing demographics, changes in government regulations (including tax laws and environmental, building zoning and sales regulation by various federal, state and local authorities), increases in real estate taxes or costs of material and labor, the inability to secure performance guarantees as required and the unavailability of construction financing or mortgage loans at rates acceptable to builders and home buyers. Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and Real Estate Investment Trusts (REITs) in particular. Performance by individual REITs is dependent on the types of real estate investments held. For example, the effect of interest rate fluctuations on mortgage REITs is greater than on equity REITs and the nature of the underlying assets of a mortgage REIT may be considered less tangible than that of an equity REIT. In addition, equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended.

TECHNOLOGY COMPANIES

     Technology companies, such as semiconductor, computer and electronics manufacturing companies, are rapidly developing and highly competitive, both domestically and internationally, and tend to be relatively volatile as compared to other types of investments. Certain of these companies may be smaller and less seasoned companies with limited product lines, markets or financial resources and limited management or marketing personnel. These companies are characterized by a high degree of investment to maintain competitiveness and are affected by worldwide scientific and technological developments (and resulting product obsolescence) as well as government regulation, increase in material or labor costs, changes in distribution channels and the need to manage inventory levels in line with product demand. Other risk factors include short product life cycles, aggressive pricing and reduced profit margins, dramatic and often unpredictable changes in growth rates, frequent new product introduction, the need to enhance existing products, intense competition from large established companies and potential competition from small start up companies.

TELECOMMUNICATIONS

     Payment on common stocks of companies in the telecommunications industry, including local, long-distance and cellular service, the manufacture of telecommunications equipment, and other ancillary services, is generally dependent upon the amount and growth of customer demand, the level of rates permitted to be charged by regulatory authorities and the ability to obtain periodic rate increases, the effects of inflation on the cost of providing services and the rate of technological innovation. The domestic telecommunications industry is characterized by increasing competition in all sectors and extensive regulation by the Federal Communications Commission and various state regulatory authorities. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technology. Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because of its limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to significant price volatility. In addition, all telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete.

UTILITIES

     Payments on utility stocks are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry.

FOREIGN ISSUERS

     Certain of the Securities in a Portfolio may consist of securities of foreign issuers. An investment in such a Fund involves some investment risks that are different in some respects from an investment in a fund that invests entirely in securities of domestic issuers. Those investment risks include future political and economic developments and the adoption of withholding taxes, exchange controls or other restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities. In addition, there may be less publicly available information than is available from a domestic issuer and foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In addition, earnings and dividends for foreign companies are in non-U.S. currencies. Therefore, the U.S. dollar value of the stock and dividends for these issuers will vary with fluctuations in the U.S. dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the U.S. dollar for many reasons, including supply and demand for the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

     American Depositary Shares and Receipts. Many of the Securities of foreign issuers were purchased in ADR form in the United States. ADRs evidence American Depositary Shares which represent common stock deposited with a custodian in a depositary. American Depositary Shares (ADSs) and receipts therefor (ADRs) are issued by an American bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADSs and ADRs are designed for use in the United States securities markets. For purposes of this Prospectus, the term ADR generally includes ADSs.

     The terms and conditions of depositary facilities may result in less liquidity or lower market prices for ADRs than for the underlying shares. For those Securities that are ADRs, currency fluctuations will also affect the U.S. dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the ADRs and consequently the value of the Securities.

THE S&P 500 INDEX AND THE S&P MIDCAP INDEX

     The S&P 500 Index is composed of 500 selected common stocks, most of which are listed in the New York Stock Exchange. This well-known index, originally consisting of 233 stocks in 1923, was expanded to 500 stocks in 1957 and was restructured in 1976 to a composite consisting of four major industry sectors: industrial, utility, financial and transportation. The four major industry sectors are comprised of eleven regular industry sectors which are further divided into industry groups. The S&P 500 Index contains a variety of stocks which are market-value weighted to represent the overall market. The Index represents approximately 69% of U.S. stock market capitalization. At present, the mean market capitalization of the companies in the S&P 500 Index is approximately $3.346 billion.

     The S&P MidCap Index is composed of 400 selected common stocks; as of the initial date of deposit, 279 were listed on the New York Stock Exchange, 9 were listed on the American Stock Exchange and 112 were quoted on The Nasdaq National Market. The MidCap Index stocks were chosen for market size, liquidity and industry group representation. As of December 31, 1994, industrial stocks accounted for approximately 69.5% of S&P MidCap Index market capitalization, utilities approximately 14.1%, financial stocks approximately 14.6% and transportation stocks approximately 1.8%. The capitalizations of individual companies ranged from about $49 million to over $10,066 million; the mean market capitalization of the companies in the S&P MidCap Index was approximately $1.156 billion.

     The weightings of stocks in the S&P 500 Index and the S&P MidCap Index are primarily based on each stock's relative total market value; that is, its market price per share times the number of shares outstanding.

     Standard and Poor's only relationship to the Portfolios is the licensing of the right to use the S&P 500 Index and the S&P MidCap Index as bases for determining the composition of the Portfolios and to use the related trademarks and tradenames in the name of the Fund and in the Prospectus and related sales literature to the extent that the Sponsors deem appropriate or desirable under Federal and state securities laws and to indicate the source of the Indexes. The Indexes are determined, comprised and calculated without regard to the Funds.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or the S&P MidCap Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the sponsors, the funds, any person or any entity from the use of the S&P index or the S&P MidCap Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use, with respect to the S&P 500 Index or the S&P MidCap Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

LIQUIDITY

     Whether or not the Securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Fund may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsors. The price at which the Securities may be sold to meet redemptions and the value of the Fund will be adversely affected if trading markets for the Securities are limited or absent.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Fund, although pending litigation may have a material adverse effect on the value of Securities in the Fund. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals. From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. This type of legislation, if enacted into law, would adversely affect the after-tax return to investors who can take advantage of the deduction. See Taxes.

LIFE OF THE FUND; FUND TERMINATION

     The size and composition of the Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units. The Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Portfolio may also be terminated earlier by the Sponsors once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Portfolio early will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus.

     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Trustee will seek to dispose of any Securities remaining in the

Portfolio although any Security unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Securities, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

HOW TO BUY UNITS

     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price, which includes the applicable sales charge -- see Appendix A. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

PUBLIC OFFERING PRICE

     In the secondary market (after the initial offering period), the Public Offering Price is based on the next evaluation of the Securities, and includes a sales charge based (a) on the number of Units of the Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market Sales Charge Schedule in Appendix A). To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust or single fiduciary account is also considered a single purchaser.

     Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at a reduced initial sales charge of not less than $5.00 per 1,000 Units.

     S&P 500 TRUST 2 AND S&P MIDCAP TRUST. The graduated sales charges shown in Appendix A will apply on all purchases on any one day (with credit given for previously purchased Units as described below under Right of Accumulation) by a single purchaser of Units in one or both Trusts of this Fund only in the amounts stated. For this purpose purchases will not be aggregated with concurrent purchases of any other unit trusts sponsored by the Sponsors. However, Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. To qualify for the reduced sales charge and concession applicable to quantity purchases, the dealer must confirm that the sale is to a single purchaser. The sales charge is lower than sales charges on many other equity investments.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase Units of either Trust at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of Units of both Trusts. To be eligible either for this right of accumulation or the reduced sales charge applicable to purchases of both Trusts on the same day, the purchaser or the purchaser's securities dealer must notify the Sponsors at the time of purchase that such purchase qualifies under this accumulation provision and supply sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. These reduced sales charge provisions may be amended or terminated at any time without notice.

EVALUATIONS

     Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsors nor the Trustee guarantee the enforceability, marketability or price of any Securities.

CERTIFICATES

     Certificates for Units may be issued for certain Funds upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Sell Units--Trustee's Redemption of Units). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs. Units of certain Funds identified in Part A of the Prospectus must be held in uncertificated form.

HOW TO SELL UNITS

SPONSORS' MARKET FOR UNITS

     You can sell your Units at any time without a fee. The Sponsors (although not obligated to do so) will normally buy any Units offered for sale at the repurchase price next computed after receipt of the order. The Sponsors have maintained secondary markets in Defined Asset Funds for the last 25 years. Primarily because of the sales charge and fluctuations in the market value of the Securities, the sale price may be less than the cost of your Units. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue this market without prior notice if the supply of Units exceeds demand or for other business reasons. The Sponsors may reoffer or redeem Units repurchased.

TRUSTEE'S REDEMPTION OF UNITS

     You may redeem your Units by sending the Trustee a redemption request. Signatures must be guaranteed by an eligible institution. In certain instances, additional documents may be required such as a certificate of death, trust instrument, certificate of corporate authority or appointment as executor, administrator or guardian. If the Sponsors are maintaining a market for Units, they will purchase any Units tendered at the repurchase price described above. If they do not purchase Units tendered, the Trustee is authorized in its discretion to sell Units in the over-the-counter market if it believes it will obtain a higher net price for the redeeming investor.

     By the seventh calendar day after tender you will be mailed an amount equal to the Redemption Price per Unit. Because of market movements or changes in the Portfolio, this price may be more or less than the cost of your Units. The Redemption Price per Unit is computed each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to redeem Units, for purchase of Securities or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and will also reduce the size and diversity of the Fund.

     Redemptions may be suspended or payment postponed if the New York Stock Exchange is closed other than for customary weekend and holiday closings, if the SEC determines that trading on that Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable, or for any other period permitted by the SEC.

     REDEMPTION IN KIND--CONCEPT SERIES, INCOME GROWTH FUND, REAL ESTATE INCOME FUND, SECOND EXCHANGE SERIES--AT&T SHARES. You may request distribution in kind from the Trustee instead of cash redemption, provided that you are tendering Units with a required minimum value. By the seventh calendar day after tender, an amount and value of Securities per Unit, together with a pro rata portion of the cash balance in the Fund, equal to the Redemption Price per Unit, will be paid over to the Trustee, as distribution agent, and either held for your account or disposed of in accordance with your instructions. Any brokerage commissions on sales of

Securities in connection with in-kind redemptions will be borne by you. The Sponsors may modify or terminate this redemption in kind option at any time without notice to investors.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME AND DISTRIBUTIONS

     The net annual income per Unit will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared or paid.

     Each Unit receives an equal share of monthly or quarterly distributions of dividend income. Because dividends on the Securities are not received at a constant rate throughout the year, any income distribution may be more or less than the amount then credited to the Income Account. Dividends payable to the Fund are credited to an Income Account, as of the date on which the Fund is entitled to receive the dividends, and other receipts are credited to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund. Funds held by the Trustee in the various accounts do not bear interest.

     UTILITY STOCK SERIES, SECOND EXCHANGE SERIES--AT&T SHARES, REAL ESTATE INCOME FUND, INCOME GROWTH FUND. Subject to the Reinvestment Plan, the Monthly Income Distribution for each investor shall consist of an amount, computed monthly by the Trustee, substantially equal to one-twelfth of the investor's pro rata share of the estimated annual income to the Income Account, after deducting estimated expenses.

     ALL OTHER FUNDS: Unless otherwise indicated in Part A, dividend income received by the Fund and available for distribution and the distributable balance in the Capital Account (other than capital gains) as of any particular record day will be distributed on or shortly after the related distribution day to the holders of record on that record day.

     There is no assurance that actual distributions will be made since all dividends received may be used to pay expenses. An amount equal to any capital gain net income (i.e. the excess of capital gains over capital losses) recognized by the Fund in any taxable year will generally be distributed shortly after the end of the year. In order to meet certain tax requirements a Fund may make a special distribution of income, including capital gains, to holders of record as of a date in December. Proceeds received from the disposition of any of the Securities which are not used to make the distribution of capital gain net income, for redemption of Units or reinvested in additional Securities will be held in the Capital Account to be distributed on the next succeeding distribution day.

REINVESTMENT PLAN -- UTILITY STOCK SERIES, INCOME GROWTH FUND, CONCEPT SERIES, SECOND EXCHANGE SERIES -- AT&T SHARES AND S&P INDEX TRUSTS.

     Income and principal distributions on Units may be reinvested by participating in the Fund's reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsors or new Units created by the Sponsors' deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Purchases made pursuant to the Reinvestment Plan will be made without sales charge at the net asset value for Units of the Fund. Under the Reinvestment Plan, the Fund will pay the distributions to the Trustee which in turn will purchase for the investor full and fractional Units of the Fund at the price determined as of the close of business on the distribution day and will add the Units to the investor's account and send the investor an account statement reflecting the reinvestment. The Sponsors reserve the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution to determine whether they may participate in the reinvestment plan.

FUND EXPENSES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsors receive an annual fee of a maximum of $0.35 per 1,000 Units to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Equity Income Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund. The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

     Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

     S&P Index Trusts. The Trusts have entered into license agreements with Standard & Poor's that permit the Trusts to use the trademarks and tradenames 'S&P 500', 'S&P MidCap 400 Index' and other trademarks and tradenames, to the extent the Sponsors deem appropriate and desirable under federal and state securities laws to indicate the source of the Indices as a basis for determining the composition of the Fund's investment portfolios. As consideration for the grant of the license, each Portfolio will pay to Standard & Poor's Corporation an annual fee equal to .02% of the average net asset value of the Portfolio (or, if greater, $10,000). In addition, the Fund will pay approximately $45,000 per year for access to independent computer services that track the S&P 500 Index and the S&P MidCap Index. Computer expenses will be divided between the Trusts in proportion to their respective assets during the relevant period.

TAXES

TAXATION OF THE FUND--EXCEPT FOR SECOND EXCHANGE SERIES--AT&T SHARES (SEE PROSPECTUS PART A).

     The Fund intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Section 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Fund qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income without regard to its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on any portion of its taxable income (including any net capital gain) distributed to investors in a timely manner. In addition, the Fund will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Fund will not be subject to Federal income tax or the excise tax because the Indenture requires the distribution of the Fund's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Fund's taxable income (including any net capital gain) for a taxable year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by investors during the calendar year.

DISTRIBUTIONS

     Distribution to investors of the Fund's dividend income and net short-term capital gain in any year will be taxable as ordinary income to investors to the extent of the Fund's taxable income (without regard to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Fund's dividend income and net short-term capital gain will be taxable as ordinary income to investors.

     Distribution of the Fund's net capital gain (designated as capital gain dividends by the Fund) will be taxable to investors as long-term capital gain, regardless of the length of time the Units have been held by an investor. An investor will recognize a taxable gain or loss if the investor sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will be a capital gain or loss, except in the case of a dealer in securities. Capital gains are currently taxed at the same rate as ordinary income, however, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Fund. The deduction of capital losses is subject to limitations.

     A distribution of Securities to an investor upon redemption of his Units will be a taxable event to such investor, and that investor will recognize taxable gain or loss upon such distribution (equal to the difference between such an investor's tax basis in his Units and the fair market value of Securities received in redemption), which will be capital gain or loss except in the case of a dealer in securities. Investors should consult their own tax advisers in this regard.

     Distributions that are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes. To the extent that distributions are appropriately designated by the Fund and are attributable to dividends received by the Fund from domestic issuers with respect to whose Securities the Fund satisfies the requirements for the dividends-received deduction, such distributions will be eligible for the dividends-received deduction for corporations (other than corporations such as 'S' corporations which are not eligible for such deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax). The dividends-received deduction generally is currently 70%. However, Congress from time to time considers proposals to reduce the rate, and enactment of such a proposal would adversely affect the after-tax return to investors who can take advantage of the deduction. Investors are urged to consult their own tax advisers.

     Sections 246 and 246A of the Code contain additional limitations on the eligibility of dividends for the corporate dividends-received deduction. Depending upon the corporate investor's circumstances (including whether it has a 45-day holding period for its Units and whether its Units are debt financed), these limitations may be applicable to dividends received by an investor from the Fund which would otherwise qualify for the dividends-received deduction under the principles discussed above. Accordingly, investors should consult their own tax advisers in this regard. A corporate investor should be aware that the receipt of dividend income for which the dividends-received deduction is available may give rise to an alternative minimum tax liability (or increase an existing liability) because the dividend income will be included in the corporation's 'adjusted current earnings' for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code.

     Dividends received by the Fund from foreign issuers will in most cases be subject to foreign withholding taxes. The Fund will not be eligible for, and therefore does not expect to make, an election that would enable investors to credit foreign withholding taxes against their federal income tax liability on distributions by the Fund.

     Investors will be taxed in the manner described above regardless of whether distributions from the Fund are actually received by the investor or are reinvested pursuant to a Reinvestment Plan.

     The Federal tax status of each year's distributions will be reported to investors and to the Internal Revenue Service. The foregoing discussion relates only to the Federal income tax status of the Fund and to the tax treatment of distributions by the Fund to U.S. investors. Investors that are not United States citizens or residents should be aware that distributions from the Fund will generally be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether investment in the Fund is appropriate. Distributions may also be subject to state and local taxation and investors should consult their own tax advisers in this regard.

RETIREMENT PLANS

     Equity Income Funds may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

     Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($2,250 in a spousal account).

     Individual Retirement Account--IRA, Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($2,250 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount an individual may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filing a separate return). Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to the distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.

     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. Following the termination of the Fund, the Trustee sends each investor of record a statement summarizing transactions in the Fund's accounts including amounts distributed from them, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding at termination and stating the Redemption Price at termination, and the fees and expenses paid by the Fund, among other matters. Fund accounts may be audited by independent accountants selected by the Sponsors and any report of the accountants will be available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law (under Massachusetts law for certain Funds) by a Trust Indenture among the Sponsors and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limitingthe liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, and Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

PUBLIC DISTRIBUTION

     During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above or to selected dealers who are members of the National Association of Securities Dealers, Inc. at a concession not in excess of the maximum sales charge. The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc..

The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges; each Underwriters' interest in the Underwriting Account will depend on the number of Units acquired through the issuance of additional Units. The Sponsors also realize a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to the Fund (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsors plus commissions payable by the Sponsors. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Securities it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

PERFORMANCE INFORMATION

     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of dividends and capital gains reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Holders. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

     Past performance of any series may not be indicative of results of future series. Fund performance may be compared to the performance of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, the S&P MidCap 400 Index, or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. Performance of the Stocks may be compared in sales literature to performance of the S&P 500 Stock Price Composite Index, to which may be added by year various national and international political and economic events, and certain milestones in price and market indicators and in offerings of Defined Asset Funds. This performance may also be compared for various periods with an investment in short-term U.S. Treasury securities; however, the investor should bear in mind that Treasury securities are fixed income obligations, having the highest credit characterisitics, while the Stocks involve greater risk because they have no maturities, and income thereon is subject to the financial condition of, and declaration by, the issuers.

DEFINED ASSET FUNDS

     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION

     You may be able to exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge or to any remaining deferred sales charge, as applicable. To make an exchange, you should contact your financial professional to find out what suitable exchange funds are available and to obtain a prospectus. You may acquire units of only those exchange funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of exchange fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of Part A of this Prospectus, investors will receive without charge supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Fund.

                                   APPENDIX A
                     SECONDARY MARKET SALES CHARGE SCHEDULE
                              UTILITY STOCK SERIES

                                                                                        SALES CHARGE
                                                                         (GROSS UNDERWRITING PROFIT)
                                                                      ----------------------------------
                                                                      AS PERCENT OF      AS PERCENT OF    DEALER CONCESSION AS
                                                                      PUBLIC OFFERING      NET AMOUNT     PERCENT OF PUBLIC
     AMOUNT PURCHASED                                                         PRICE          INVESTED       OFFERING PRICE
--------------------------------------------------------------------  -----------------  ---------------  -----------------------
Less than $250,000..................................................           4.50%            4.712%               2.925%
$250,000-$499,000...................................................           3.75             3.896                2.438
$500,000-$749,000...................................................           2.50             2.564                1.625
$750,000-$999,000...................................................           2.00             2.041                1.300
$1,000,000 or more..................................................           1.50             1.523                0.975

                       S&P 500 TRUST 2, S&P MIDCAP TRUST

Less than $25,000...................................................           2.25%            2.302%               1.463%
$25,000-$49,999.....................................................           2.00             2.041                1.300
$50,000-$74,999.....................................................           1.75             1.781                1.138
$75,000-$99,999.....................................................           1.50             1.523                0.975
$100,000-$249,999...................................................           1.25             1.266                0.813
$250,000 or more....................................................           1.00             1.010                0.650

                         INCOME GROWTH FUND 1993 SERIES
The sales charge consists of an initial portion and a deferred portion, the total of which may equal a maximum of approximately 5.50% of the Public Offering Price or 5.820% of the aggregate value of Securities, although these percentages will vary should Units be purchased at a public offering price other than that set forth on page A-3. For example, if you acquire Units for $1,050 (including an initial sales charge of $15.75) and hold the Units until the termination of the Fund, you will pay a total sales charge of $55.75 or 5.31% of the acquisition price on those Units. At an acquisition price of $950 (including an initial sales charge of $14.25), you would pay a total sales charge of $54.25 or 5.71% of the acquisition price. The initial portion of the sales charge is equal to 1.50% of the Public Offering Price (1.523% of the aggregate value of Securities) and the deferred portion of the sales charge is $10.00 per 1,000 Units payable by the Fund on behalf of investors out of net asset value of the Fund on each Deferred Charge Payment Date through 1997. If you sell or redeem Units before a Deferred Charge Payment Date, no future deferred sales charges will be collected from you; this will have the effect of reducing the rate of sales charge.
  CONCEPT SERIES: BLUE CHIP STOCK SERIES, REAL ESTATE INCOME FUND, HEALTH CARE
                                    TRUST II
The sales charge consists of an initial portion and a deferred portion, the total of which may equal a maximum of approximately 5.35% of the Public Offering Price or 5.501% of the net asset value of the Fund over its expected four-year life. The initial portion of the sales charge is equal to 2.75% of the Public Offering Price (2.828%) of the net amount invested in the Securities) and the deferred portion of the sales charge is $1.625 per 1,000 Units ($6.50 per year) payable by the Fund on behalf of investors out of net asset value of the Fund on each quarterly Deferred Charge Payment Date until the Fund terminates. If you sell or redeem Units before a Deferred Charge Payment Date, all future deductions of deferred sales charges with respect to you will be waived; this will have the effect of reducing your rate of sales charge.

     The initial portion of the sales charge is reduced on a graduated scale for sales to any purchaser of at least $250,000 of Units and will be applied on whichever basis is more favorable to the purchaser.

                                                                                        SALES CHARGE
                                                                         (GROSS UNDERWRITING PROFIT)
                                                                      ----------------------------------
                                                                      AS PERCENT OF      AS PERCENT OF    DEALER CONCESSION AS
                                                                      PUBLIC OFFERING      NET AMOUNT     PERCENT OF PUBLIC
     AMOUNT PURCHASED                                                         PRICE          INVESTED       OFFERING PRICE
--------------------------------------------------------------------  -----------------  ---------------  -----------------------
Less than $250,000..................................................           2.75%            2.828%               1.788%
$250,000-$499,000...................................................           2.25             2.302                1.463
$500,000-$749,000...................................................           1.75             1.781                1.138
$750,000-$999,000...................................................           1.25             1.266                0.813
$1,000,000 or more..................................................           1.00             1.010                0.650

                      SECOND EXCHANGE SERIES--AT&T SHARES

     The sales charge for Units of this Trust is 2.25% (2.302% of net amount invested). There is no reduction for quantity purchases of Units.
         CONCEPT SERIES: TELECOMMUNICATIONS TRUST 1, TELE-GLOBAL TRUST,
                              NATURAL GAS TRUST 2
The sales charge for Units of these Trusts is 2.00% (2.041% of net amount invested). There is no reduction for quantity purchases of Units.
                   CONCEPT SERIES: FOOD FUND, NORTHWEST TRUST
The sales charge for Units of this Trust is 1.50% (1.523% of net amount invested). There is no reduction for quantity purchases of Units.

                                                                    14101--12/95

                         AUTHORIZATION FOR REINVESTMENT
                    DEFINED ASSET FUNDS--EQUITY INCOME FUND
                       CONCEPT SERIES, TELE-GLOBAL TRUST
/ / Yes, I want to participate in the Fund's Reinvestment Plan and purchase additional Units of the Fund each month.
     I hereby acknowledge receipt of the Prospectus for Defined Asset Funds--Equity Income Fund, Concept Series Tele-Global Trust and authorize The Chase Manhattan Bank, N.A. to pay distributions on my Units as indicated below (distributions to be reinvested will be paid for my account to The Chase Manhattan Bank, N.A.).
   Income and Principal distributions (including capital gains) distributions
                                  (check one):
                       / /     in cash     / / reinvested
Please print or type


Name                                Registered Holder
Address
                                    Registered Holder
                               (Two signatures required if
                                      joint tenancy)
City  State  Zip Code


     This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

12345678

                             DEFINED
                             ASSET FUNDSSM


SPONSORS:                               EQUITY INCOME FUND
Merrill Lynch,                          CONCEPT SERIES
Pierce, Fenner & Smith Incorporated     TELE-GLOBAL TRUST
Defined Asset Funds                     (A UNIT INVESTMENT TRUST)
P.O. Box 9051                           This Prospectus does not contain all of
Princeton, N.J. 08543-9051              the information with respect to the
(609) 282-8500                          investment company set forth in its
Smith Barney Inc.                       registration statement and exhibits
Unit Trust Department                   relating thereto which have been filed
388 Greenwich Street--23rd Floor        with the Securities and Exchange
New York, NY 10013                      Commission, Washington, D.C. under the
1-800-223-2532                          Securities Act of 1933 and the
PaineWebber Incorporated                Investment Company Act of 1940, and to
1200 Harbor Boulevard                   which reference is hereby made.
Weehawken, N.J. 07087                   ------------------------------
(201) 902-3000                          No person is authorized to give any
Prudential Securities Incorporated      information or to make any
One Seaport Plaza                       representations with respect to this
199 Water Street                        investment company not contained in its
New York, N.Y. 10292                    registration statement and exhibits
(212) 776-1000                          relating thereto; and any information or
Dean Witter Reynolds Inc.               representation not contained therein
Two World Trade Center--59th Floor      must not be relied upon as having been
New York, N.Y. 10048                    authorized. This Prospectus shall not
(212) 392-2222                          constitute an offer to sell or the
TRUSTEE:                                solicitation of an offer to buy nor
The Chase Manhattan Bank, N.A.          shall there be any sale of these
(a National Banking Association)        securities in any State in which such
Customer Service Retail Department      offer solicitation or sale would be
770 Broadway--7th Floor                 unlawful prior to registration or
New York, N.Y. 10003-9598               qualification under the securities laws
1-800-323-1508                          of any such State.


                                                     14528--12/95